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                                                                     EXHIBIT 1.2

                                  U.S. BANCORP
                             UNDERWRITING AGREEMENT
                               STANDARD PROVISIONS
                              (CAPITAL SECURITIES)
                               (OCTOBER 25, 2001)



         From time to time, U.S. Bancorp, a Delaware corporation (the "Guarantor"), and each of USB Capital IV ("USB IV"), USB Capital V ("USB V"), USB Capital VI ("USB VI") or USB Capital VII ("USB VII"), each a statutory business trust formed under the laws of the State of Delaware, may enter into one or more underwriting agreements (each such agreement, an "Underwriting Agreement") that provide for the sale of designated capital securities to the several underwriters (the "Underwriters") named therein.

         The standard provisions hereof may be incorporated by reference in any Underwriting Agreement. As used herein, the term "Trust" means the statutory business trust named in the first sentence of the Underwriting Agreement. The term "Agreement" means the Underwriting Agreement, including the provisions hereof incorporated therein by reference. Unless otherwise defined herein, all other defined terms have the meanings ascribed thereto in the Underwriting Agreement.

                                       I

         The Guarantor and each of USB IV, USB V, USB VI and USB VII propose that USB IV, USB V, USB VI and USB VII, severally and not jointly, issue from time to time, in one or more series, capital securities (the "Securities") pursuant to the provisions of the registration statement on Form S-3 filed on July 18, 2001, Registration No. 333-65358. Such Securities may be issued in amounts, at prices and other terms to be determined in light of market conditions at the time of sale. The specific number of the Securities, title and liquidation preference of each Security, issuance price, distribution rate or rates (or method of calculation), distribution periods, distribution payment dates, redemption provisions, and any other specific terms of the Securities shall be set forth in a prospectus supplement.

         The Securities specified in Schedule I to the Underwriting Agreement are the "Firm Securities." If specified in such Underwriting Agreement, the Guarantor and the Trust may grant to the Underwriters the right to purchase at their election an additional number of the Securities specified in such Underwriting Agreement as provided in Article III hereof (the "Optional Securities"). The Firm Securities and the Optional Securities, if any, which the Underwriters elect to purchase pursuant to Article III hereof are herein collectively called the "Offered Securities."

         The Guarantor and USB IV, USB V, USB VI and USB VII have filed with the Securities and Exchange Commission (the "Commission") a registration statement in respect of the Securities, the Guarantee and the Junior Subordinated Debentures (collectively, the "Registered Securities"), including a prospectus relating to the Registered Securities, and will file with, the Commission a prospectus supplement specifically relating to the Offered Securities pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act").



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The term "Registration Statement" means the registration statement as amended to the date of the Underwriting Agreement and includes any registration statement filed pursuant to Rule 462(b) under the Securities Act. The term "Basic Prospectus" means a prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the prospectus supplement specifically relating to the Offered Securities (the "Prospectus Supplement"), as filed with, the Commission pursuant to Rule 424. The term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Offered Securities together with the Basic Prospectus. As used herein, the terms "Registration Statement," "Basic Prospectus," "Prospectus" and
"preliminary prospectus" shall include in each case the material, if any, incorporated by reference therein as of its effective time, in the case of the Registration Statement, and as of the date of such prospectus, in the case of any Basic Prospectus, Prospectus or preliminary prospectus. Any reference to any amendment or supplement to any Basic Prospectus, Prospectus or preliminary prospectus shall be deemed to refer to and include any document incorporated by reference after the date of such Basic Prospectus, Prospectus or preliminary prospectus, as the case may be. Any reference to any amendment to the Registration Statement shall be deemed to include any document incorporated by reference after the effective time of such Registration Statement.

                                       II

         The terms of the public offering of the Firm Securities are set forth in the Prospectus.

                                      III

         The Guarantor and the Trust may specify in the Underwriting Agreement applicable to any Securities that the Guarantor and the Trust thereby grant to the Underwriters the right (an "Overallotment Option") to purchase at their election up to the number of Optional Shares set forth in such Underwriting Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from each of the Representatives (as defined in the Underwriting Agreement) to the Guarantor and the Trust, given within a period specified in the Underwriting Agreement, setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives but in no event earlier than the first Closing Date or, unless the Representatives, the Guarantor and the Trust otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Underwriting Agreement.

         The number of Optional Securities to be added to the number of Firm Securities to be purchased by each Underwriter as set forth in Schedule I to the Underwriting Agreement applicable to such Securities shall be, in each case, the number of Optional Securities which the Guarantor has been advised by the Representatives have been attributed to such Underwriter; provided, that, if the Guarantor and the Trust have not been so advised, the number of Optional Securities to be so added shall be, in each case, that proportion of Optional Securities which the number of Firm Securities to be purchased by such Underwriter under such Underwriting Agreement bears to the aggregate number of Firm Securities (rounded as the Representatives may determine to the nearest 10 shares). The total number of Offered Securities to be purchased by all Underwriters pursuant to such Underwriting Agreement shall be the aggregate number of Firm Securities set forth in Schedule I to such Underwriting Agreement plus the aggregate number of Optional Securities which the Underwriters elect to purchase.



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                                       IV

         Payment for the Securities shall be made in federal (same day) funds at the time, date and place set forth in the Underwriting Agreement, upon delivery to the Representatives, through the facilities of The Depository Trust Company ("DTC"), for the respective accounts of the several Underwriters of the Securities. Each time and date of such payment and delivery of the Securities, including any payment and delivery pursuant to the exercise of the Overallotment Option by the Underwriters, is herein referred to as a "Closing Date." The Trust will cause the certificates representing the Securities to be made available for checking and packaging at least one day prior to the Closing Date at the office of DTC or its designated custodian.

                                       V

         The several obligations of the Underwriters hereunder are subject to the condition that all representations and warranties and other statements of the Guarantor and the Trust in or incorporated by reference in the Underwriting Agreement are, at and as of each Closing Date, true and correct, the condition that the Guarantor and the Trust shall have performed all of their respective obligations hereunder theretofore to be performed, and to the following additional conditions:

                  (a) The Representatives shall have received on the Closing Date a certificate of the Administrative Trustees with respect to the Trust and a certificate of the Chairman, Vice Chairman, President or a Vice President of the Guarantor, each dated the Closing Date and to the effect (i) that there has been no downgrading, nor any notice given of any potential or intended downgrading, or of a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Trust's securities or the Guarantor's securities by any nationally recognized statistical rating organization, (ii) that the representations and warranties of the Guarantor contained in
         Section VII are true and correct with the same force and effect as though expressly made at and as of the date of such certificate, (iii) that the Trust and the Guarantor have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate, and (iv) that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

                  (b) The Representatives shall have received on the Closing Date an opinion of Squire, Sanders & Dempsey L.L.P., counsel to the Guarantor and the Trust, dated the Closing Date, and addressed to the Underwriters, to the effect set forth in Exhibit A. In rendering such opinion to the effect set forth in Exhibit A, such counsel may rely as to matters of New York law upon the opinion of Simpson Thacher & Bartlett, counsel to the Underwriters, being delivered pursuant to subparagraph (d).



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                  (c) The Representatives shall have received on the Closing
         Date an opinion of the General Counsel of the Guarantor, and addressed to the Underwriters, dated the Closing Date, to the effect set forth in Exhibit B.

                  (d) The Representatives shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett, counsel to the Underwriters, dated the Closing Date, and addressed to the Representatives, relating to the incorporation of the Guarantor, the validity of the Offered Securities and the Underwriting Agreement, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably request. In rendering such opinion, such counsel may rely as to matters of Minnesota law upon the opinion of the General Counsel of the Guarantor being delivered pursuant to subsection
         (c).

                  (e) The Representatives shall have received on the Closing Date an opinion of Squire, Sanders & Dempsey LLP, special tax counsel for the Trust and the Guarantor, dated the Closing Date and addressed to the Underwriters, to the effect set forth in Exhibit C.

                  (f) The Representatives shall have received on the Closing Date an opinion of Richards, Layton & Finger, P.A., special Delaware counsel for the Trust and the Guarantor, dated the Closing Date and addressed to the Underwriters, to the effect set forth in Exhibit D.

                  (g) At the time of execution of the applicable Underwriting Agreement, the Representatives shall have received a letter dated such date in form and substance satisfactory to the Representatives, from PricewaterhouseCoopers LLP, to the effect set forth in Exhibit E.

                  (h) On the Closing Date, the Representatives shall have received from Pricewaterhouse Coopers LLP a letter, dated as of the Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Article.

                  (i) On or prior to the Closing Date, Simpson Thacher & Bartlett, counsel to the Underwriters, shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Offered Securities as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Guarantor and the Trust in connection with the issuance and sale of the Offered Securities as herein contemplated shall be satisfactory in form and substance to the Underwriters and Simpson Thacher & Bartlett.

                  (j) Since the date of the latest audited financial statements incorporated by reference in the Prospectus, there shall not have been any material adverse change in the condition, financial or otherwise, of the Trust or of the Guarantor and its subsidiaries considered as one enterprise, or in the earnings, affairs or business prospects of the Trust or of the


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         Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, other than as set forth in the Prospectus, and (ii) there shall not have occurred since the date of the applicable Underwriting Agreement any outbreak or escalation of hostilities or any material change in financial markets or other calamity or crisis the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Securities on the terms and in the manner contemplated by the Prospectus, and (iii) trading in securities of the Guarantor as of the date of the Underwriting Agreement shall not have been suspended by the Commission or a national securities exchange, nor shall trading generally on either the American Stock Exchange or the New York Stock Exchange have been suspended, or minimum or maximum prices for trading of securities generally have been fixed, or maximum ranges for prices for securities (other than trading limits currently in effect and other similar trading limits) have been required, or trading otherwise materially limited, by either of said exchanges or by order of the Commission or any other governmental authority, nor shall a banking moratorium have been declared by either Federal or New York authorities nor shall a banking moratorium have been declared by the relevant authorities in the country or countries of origin of any foreign currency or currencies in which the Securities are denominated or payable, and (iv) the rating assigned by any nationally recognized statistical rating organization to any debt securities of the Guarantor as of the date of the Underwriting Agreement shall not have been downgraded nor shall any notice have been given by any such nationally recognized statistical rating organization of any intended or potential downgrading or any review for possible change that does not indicate the direction of the possible change in such rating, and (v) the Prospectus, at the time it was required to be delivered to a purchaser of the Offered Securities, shall not have contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

                  (k) The Representatives shall have received on the Closing Date a certificate of First Union Trust Company, National Association, as Guarantee, Property and Delaware Trustee and a certificate of Wilmington Trust Company, as Debenture Trustee.

                  (l) The Trust Agreement, the Guarantee and the Indenture shall have been duly authorized, executed and delivered, in each case in a form reasonably satisfactory to the Representatives.

                  (m) The Securities to be sold by the Trust at such time of delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange.



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                                       VI

         In further consideration of the agreements of the Underwriters contained in the Underwriting Agreement, the Guarantor and the Trust, jointly and severally, covenant as follows:

                  (a) The Guarantor and the Trust will give the Representatives notice of their intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether by the filing of documents pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Securities Act or otherwise. The Guarantor and the Trust will furnish the Representatives with copies of any such amendment or supplement or other documents, other than documents filed pursuant to the Exchange Act, proposed to be filed a reasonable time in advance of filing, and will furnish the Representatives with copies of documents filed pursuant to the Exchange Act promptly upon the filing thereof;

                  (b) The Guarantor and the Trust will promptly notify the Representatives immediately (i) of the filing and effectiveness of any amendment to the Registration Statement, (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document to be filed pursuant to the Exchange Act which will be incorporated by reference in the Prospectus, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement or the Prospectus or any amendment or supplement thereto, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of initiation of any proceedings for that purpose, or (vi) of the suspension of qualification of the Offered Securities for offering or sale in any jurisdiction or the initiation or threat of initiation of any proceedings for that purpose. The Guarantor and the Trust will make every reasonable effort to prevent the issuance of any stop order or suspension of qualification and, if any stop order or suspension of qualification is issued, to obtain the lifting thereof at the earliest possible moment;

                  (c) If, during the period after the date of the first public offering of the Offered Securities when the Prospectus is required by law to be delivered, any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of the counsel for the Underwriters or counsel for the Guarantor and the Trust, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either such counsel, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the Securities Act or the rules and regulations issued by the Commission thereunder, immediate notice shall be given, and confirmed in writing, to the Representatives, and the Guarantor and the Trust will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the Exchange Act, the Securities Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement comply with such requirements;

                  (d) The Guarantor and the Trust will make generally available to its security holders (as defined in Rule 158) as soon as practicable, but not later than 45 days after the close of each of the first three fiscal quarters of each fiscal year and 90 days after the close of each fiscal year, earnings



                                       6


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         statements (in form complying with the provisions of Rule 158 under the
         Securities Act) covering a twelve month period beginning not later than the first day of the fiscal quarter next following the effective date of the Registration Statement (as defined in Rule 158) with respect to each sale of Securities;

                  (e) The Guarantor and the Trust will deliver to the Representatives, without charge, as many signed and conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as the Representatives may reasonably request. The Guarantor and the Trust will furnish to the Representatives as many copies of the Prospectus (as amended or supplemented) as the Representatives shall reasonably request so long as the Underwriters are required to deliver a Prospectus in connection with the offering or sale of the Offered Securities;

                  (f) The Guarantor and the Trust will endeavor, in cooperation with the Representatives, to qualify the Offered Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Offered Securities; provided, however, that neither the Guarantor nor the Trust shall be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Guarantor and the Trust will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided;

                  (g) The Guarantor, during the period when the Prospectus is required to be delivered under the Securities Act, will file promptly all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

                  (h) During the period of 30 days from the date of the Underwriting Agreement, the Guarantor and Trust will not offer, sell, contract to sell or otherwise dispose of any Securities, any other beneficial interest in the assets of the Trust, or any other securities of the Trust or any other similar trust which are substantially similar to the Offered Securities, including any guarantee of such securities, or any junior subordinated debentures of the Guarantor issued to the Trust or other similar trust, or any securities convertible into or exchangeable for or representing the right to receive Securities, or any such substantially similar securities of the Trust or any other similar trust, or any junior subordinated debentures of the Guarantor issued to the Trust or other similar trust, without the prior written consent of the Representatives;

                  (i) The Guarantor will issue the Guarantee and the Junior Subordinated Debentures concurrently with the issue and sale of the Offered Securities as contemplated herein;

                  (j) The Guarantor will use the net proceeds received by it from the sale of the Junior Subordinated Debentures, and to cause the Trust to use the net proceeds received by the Trust from the sale of Offered Securities pursuant to the Underwriting



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         Agreement, in the manner specified in the Prospectus under the caption
         "Use of Proceeds," and to further cause the Trust to comply with the provisions of this Article VI that are applicable to it, including paragraph (h);

                  (k) The Guarantor and the Trust will use their best efforts to list, subject to notice of issuance, the Offered Securities on the New York Stock Exchange;

                  (l) To prepare the Prospectus as amended and supplemented in relation to the applicable Offered Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act in the manner and within the time period required by Rule 424(b), and to make no further amendment or any supplement to the Registration Statement or Prospectus after the date of the Underwriting Agreement relating to such Offered Securities and prior to any Closing Date for such Offered Securities which shall be disapproved by the Representatives for such Offered Securities promptly after reasonable notice thereof.

                                      VII

         Each of the Guarantor and the Trust jointly and severally represents and warrants to each Underwriter that:

                  (a) The Registration Statement has been filed with the Commission in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Registration Statement, but including all documents incorporated by reference in the Basic Prospectus, to the Representatives for each of the other Underwriters and the Registration Statement in such form has been declared effective by the Commission and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission;

                  (b) The documents incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied or will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and when read together and with the other information in the Prospectus, at the time the Registration Statement became, and any amendments thereto become, effective, and as of the Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading;

                  (c) The Registration Statement and the Prospectus, at the time the Registration Statement and each part thereof became or hereafter become effective, complied and any amendments or supplements thereto will comply, in all material respects with the requirements of the Securities Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder. The Registration Statement at the time the Registration Statement and each part thereof became effective did not and as of the Closing Date will not, contain an untrue statement of any



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         material fact or omit to state a material fact required to be stated
         therein or necessary to make the statements therein not misleading. The Prospectus, as of the date it was filed with the Commission did not, and as of the Closing Date will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to an Underwriter furnished in writing to the Guarantor or the Trust by such Underwriter of Offered Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Offered Securities or to that part of the Registration Statement constituting the Statement of Eligibility and Qualification under the Trust Indenture Act (Form T-1) of the Trustee;

                  (d) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement; and the Guarantor is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which its ownership or lease of substantial properties or the conduct of its business requires such qualification;

                  (e) U.S. Bank National Association, the Guarantor's principal subsidiary bank, has been duly incorporated and is validly existing as a national banking association in good standing under the laws of the United States and has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement; all of the issued and outstanding capital stock of such bank has been duly authorized and validly issued and is fully paid and, except as provided in 12 U.S.C. Section 55, non-assessable; and 100% of its capital stock, other than any director's qualifying shares, is owned by the Guarantor, directly or through subsidiaries, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity;

                  (f) The authorized capitalization of the Guarantor is as set forth in the Prospectus, and the shares of issued and outstanding capital stock set forth thereunder have been duly authorized and validly issued and are fully paid and non-assessable;

                  (g) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Trust Agreement and the Business Trust Act of the State of Delaware and has the trust power and authority to own its properties and conduct its business as described in the Prospectus, and the Trust has conducted no business to date, and it will conduct no business in the future that would be inconsistent with the description of the Trust set forth in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than the Underwriting Agreement, the Trust Agreement and the agreements and instruments contemplated by the Trust Agreement; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by the Underwriting Agreement and the Trust Agreement and described in the Prospectus; based on expected operations and current law, the Trust is not and will not be classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.



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                  (h) The Offered Securities have been duly authorized by the
         Trust Agreement and, when issued and delivered in accordance with the terms of the Underwriting Agreement, the Trust Agreement and the Prospectus, will be validly issued and, subject to the qualifications set forth herein, fully paid and nonassessable undivided beneficial interests in the assets of the Trust under the Trust Agreement and the Delaware Business Trust Act and will conform to the description of the Offered Securities contained in the Prospectus; the issuance of the Offered Securities is not subject to any preemptive or other similar rights; the Offered Securities will have the rights set forth in the Trust Agreement; and the holders of Offered Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware, provided that the holders of Offered Securities may be obligated, pursuant to the Trust Agreement, (a) to provide indemnity and/or security in connection with any taxes or governmental charges arising from transfers or exchanges of Capital Securities Certificates (as defined in the Trust Agreement) and the issuance of replacement Capital Securities Certificates and (b) to provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and remedies under the Trust Agreement.

                  (i) The Common Securities of the Trust to be sold to the Guarantor have been duly authorized by the Trust Agreement, and, when issued in accordance with the terms of the Trust Agreement and delivered to the Guarantor against payment therefor as described in the Prospectus, will represent validly issued undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Closing Date all of the issued and outstanding Common Securities of the Trust will be directly owned by the Guarantor free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                  (j) The Guarantee, the Junior Subordinated Debentures and the Indenture (the Guarantee, the Junior Subordinated Debentures, the Trust Agreement and the Indenture being collectively referred to as the "Guarantor Agreements") have each been duly authorized and when validly executed and delivered by the Guarantor will constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, moratorium, reorganization, arrangement, liquidation, conservatorship, readjustment of debt, fraudulent transfer and other similar laws affecting the rights of creditors generally; and (ii) the discretion of any court of competent jurisdiction in awarding equitable remedies, including, without limitation, acceleration, specific performance or injunctive relief, and the effect of general principles of equity embodied in Minnesota, Delaware and New York statutes and common law. The Junior Subordinated Debentures are entitled to the benefits of the Indenture; and the Guarantor Agreements will conform to the descriptions thereof in the Prospectus.


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



                  (k) The Trust Agreement has been duly authorized and when validly executed and delivered by the Guarantor and the Administrative Trustees as of the Closing Date will constitute a valid and binding obligation of the Guarantor and the Administrative Trustees, enforceable in accordance with its terms, subject to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                  (l) The execution and delivery by the Trust of, and the performance by the Trust of its obligations under, the Underwriting Agreement and the Trust Agreement do not violate (A) the Trust Agreement or the Certificate of Trust of the Trust, (B) any applicable Delaware law, rule or regulation or (C) any provision of applicable law of the United States; will not contravene any provision of applicable law, the Trust Agreement, the certificate of incorporation or bylaws of the Guarantor or articles of association of bylaws of U.S. Bank National Association or any agreement or other instrument binding upon the Trust, the Guarantor or U.S. Bank National Association that is material to the Trust or to the Guarantor and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Trust; and no consent, approval, authorization, order, license, certificate, permit, registration or qualification of, or with, any governmental or regulatory body is required for the performance by the Trust of its obligations under the Underwriting Agreement or the Trust Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities and Common Securities.

                  (m) The execution and delivery by the Guarantor of, and the performance by the Guarantor of its obligations under the Underwriting Agreement and the Guarantor Agreements, will not contravene any provision of applicable law, the Trust Agreement, the certificate of incorporation or bylaws of the Guarantor or articles of association or bylaws of U.S. Bank National Association or any agreement or other instrument binding upon the Guarantor or U.S. Bank National Association that is material to the Guarantor and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Guarantor or any subsidiary; and no consent, approval, authorization or order of, or qualification with, any governmental or regulatory body is required for the performance by the Guarantor of its obligations under the Underwriting Agreement or the Guarantor Agreements, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Junior Subordinated Debentures.

                  (n) Neither the Trust, the Guarantor nor U.S. Bank National Association is in violation of its organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which violation or default would be material to the Trust or to the Guarantor and its subsidiaries taken as a whole.

                  (o) The statements set forth in the Basic Prospectus under the captions "About U.S. Bancorp," "About the Trusts," "Description of Junior Subordinated Debt Securities," "Description of Capital Securities," "Description of the Guarantee," "Plan of Distribution" and the statements set forth in the Prospectus Supplement under the captions "U.S. Bancorp," "USB Capital IV," "Certain Terms of the Capital Securities," "Certain Terms of the Junior Subordinated Debentures," "Relationship Among the Capital Securities, the Junior Subordinated Debentures and the Guarantee," "United States Federal Income Tax Consequences," "Underwriting" and such other sections as may be identified in the Underwriting Agreement, are accurate, complete and fair.

                  (p) The Trust is not, and after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus will not be, an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended, and the Guarantor is not, and after giving effect to the issuance of the Junior Subordinated Debentures and the application of the proceeds thereof as described in the Prospectus will not be an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended.

                  (q) Each of the Trust, the Guarantor and the subsidiaries of the Guarantor own or possess or have obtained all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to lease or own, as the case may be, and to operate their respective properties and to carry on their respective businesses as presently conducted;

                  (r) Each of the Trust, the Guarantor and the subsidiaries of the Guarantor own or possess adequate trademarks, service marks and trade names necessary to conduct the business now operated by them, and neither the Trust, the Guarantor nor any of the subsidiaries of the Guarantor has received any notice of infringement of or conflict with asserted rights of others with respect to any trademarks, service marks or trade names which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, financial condition or income of the Trust or of the Guarantor and its subsidiaries considered as one enterprise;

                  (s) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Trust or the Guarantor, threatened against or affecting, the Trust or the Guarantor or any of the subsidiaries of the Guarantor, which might result in any material adverse change in the condition, financial or otherwise, of the Trust or the Guarantor and the subsidiaries of the Guarantor considered as one enterprise, or in the business prospects of the Guarantor and the subsidiaries of the Guarantor considered as one enterprise, or might materially and adversely affect the properties or assets thereof or might materially and adversely affect the consummation of this Agreement and the consummation of the transactions contemplated hereby; and there are no material contracts or documents of the Trust or the Guarantor or any of the subsidiaries of the Guarantor which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the rules and regulations of the Commission thereunder which have not been so filed;

                  (t) No labor dispute with the employees of the Guarantor or any of its subsidiaries exists or, to the knowledge of the Guarantor, is imminent;

                  (u) The accountants who certified the financial statements included or incorporated by reference in the Prospectus are independent public accountants as required by the Securities Act and the rules and regulations issued by the Commission thereunder;

                  (v) The financial statements of the Guarantor and its consolidated subsidiaries included or incorporated by reference in the Prospectus present fairly the financial position of the Guarantor and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; except as stated therein, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the pro forma financial information, and the related notes thereto, included or incorporated by reference to the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations issued by the Commission thereunder;

                  (w) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, (A) there has been no material adverse change in the condition, financial or otherwise, of the Trust or the Guarantor and the subsidiaries of the Guarantor considered as one enterprise or in the earnings, affairs or business prospects of the Trust or the Guarantor and the subsidiaries of the Guarantor considered as one enterprise, whether or not arising in the ordinary course of business, and (B) there have been no material transactions entered into by the Trust or the Guarantor, or any of the subsidiaries of the Guarantor other than those in the ordinary course of business; and

                  (x) This Agreement has been duly authorized, executed and delivered by the Guarantor and the Trust.

                  (y) Immediately prior to the closing of the transactions contemplated hereby on each Closing Date, the Guarantor will have good and valid title to the Offered Securities to be sold by it hereunder, free and clear of all liens, encumbrances, equities or claims; and upon delivery of the Offered Securities and payment therefor pursuant hereto, good and valid title to the Offered Securities, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

                                      VIII

         (a) The Guarantor and the Trust agree, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter (each an "Indemnified Person") within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto or any related preliminary prospectus or preliminary prospectus supplement) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such untrue statement or omission was made in reliance upon and in conformity with written information relating to such Indemnified Person furnished to the Guarantor or the Trust by the Representatives expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto or any related preliminary prospectus or preliminary prospectus supplement);

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (except as made in reliance upon and in conformity with information relating to such Indemnified Person furnished by the Representatives as aforesaid) if such settlement is effected with the written consent of the Guarantor or the Trust (which consent shall not be unreasonably withheld or delayed); and

                  (iii) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by such Indemnified Person), as incurred, reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (except as made in reliance upon and in conformity with information relating to such Indemnified Person furnished by the Representatives as aforesaid), to the extent that any such expense is not paid under (i) or (ii) above.

         (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Guarantor and the Trust, each of their respective directors or trustees, each of their officers who signed the Registration Statement, and each person, if any, who controls the Guarantor or the Trust within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto or any related preliminary prospectus or preliminary prospectus supplement) in reliance upon and in conformity with written information relating to such Underwriter furnished to the Guarantor or the Trust by the Representatives expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto or any related preliminary prospectus or preliminary prospectus supplement).

         (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances; provided, however, that when more than one of the Underwriters is an indemnified party each such Underwriter shall be entitled to separate counsel (in addition to any local counsel) in each such jurisdiction to the extent such Underwriter may have interests conflicting with those of the other Underwriter or Underwriters because of the participation of one Underwriter in a transaction hereunder in which the other Underwriter or Underwriters did not participate. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section VIII is for any reason held to be unavailable to the Underwriters in accordance with its terms, the Guarantor, the Trust and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Guarantor and the Trust on the one hand and the Underwriters on the other with respect to Securities sold to the Underwriters in such proportions as is appropriate to reflect the relative benefits received by the Guarantor and the Trust on the one hand and the Underwriters on the other. The relative benefits received by the Guarantor and the Trust on the one hand and the Underwriters on the other shall be deemed to be in such proportion represented by the percentage that the total commissions and underwriting discounts received by the Underwriters to the date of such liability bears to the total sales price (before deducting expenses) received by the Trust from the sale of the Offered Securities made to the Underwriters to the date of such liability, and the Guarantor and the Trust are responsible for the balance. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the Underwriters failed to give the notice required under (c), then the Guarantor and the Trust on the one hand and the Underwriters on the other shall contribute to such aggregate losses, liabilities, claims, damages and expenses in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Guarantor and the Trust on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such liabilities, claims, damages and expenses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Guarantor and the Trust or the Representatives and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Guarantor, the Trust and the Underwriters agree that it would not be just and equitable if contributions pursuant to this paragraph were determined pro rata (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this paragraph, the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities referred to in the second sentence of this paragraph that were offered and sold to the public through the Underwriters exceeds the amount of any damages that the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled under this paragraph to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Guarantor, each trustee of the Trust, each officer of the Guarantor and the Trust who signed the Registration Statement, and each person, if any, who controls the Guarantor or the Trust within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Guarantor and the Trust.

                                       IX

         The indemnity and contribution agreements contained in Section VIII hereof and the representations and warranties of the Guarantor and the Trust in this Agreement or in any certificate submitted pursuant hereto shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any Underwriter or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Guarantor and the Trust or each of their respective directors or trustees or each of their officers or any person controlling the Guarantor and the Trust and
(iii) acceptance of any payment for any of the Offered Securities, if any.

                                       X

         If any Underwriter shall default in its obligation to purchase the Offered Securities, which it has agreed to purchase hereunder, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Offered Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Offered Securities then the Guarantor and the Trust shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Offered Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Guarantor and the Trust that they have so arranged for the purchase of such Offered Securities or the Guarantor or the Trust notify the Representatives that it has so arranged for the purchase of such Offered Securities, the Representatives, the Guarantor or the Trust shall have the right to postpone the Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Guarantor and the Trust agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the reasonable opinion of the Representatives may thereby be made necessary. The term "Underwriters" as used in this Agreement shall include any person substituted under this Section X with like effect as if such person had originally been a party to this Agreement with respect to such Offered Securities.

         If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters by the Representatives and the Guarantor and the Trust as provided in the immediately preceding paragraph hereof, the aggregate principal amount of such Offered Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Offered Securities then the Guarantor and the Trust shall have the right to require each non-defaulting Underwriter to purchase the Offered Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Offered Securities which such Underwriter agreed to purchase hereunder) of the Offered Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters by the Representatives and the Guarantor and the Trust as provided in the first paragraph of this Section X, the aggregate principal amount of Offered Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Offered Securities or if the Guarantor and the Trust shall not exercise the right described in the immediately preceding paragraph to require non-defaulting Underwriters to purchase Offered Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriters, the Guarantor or the Trust, except for the expenses to be borne by the Guarantor, the Trust and the Underwriters as provided in Section XI hereof and the indemnity and contribution agreements in Section VIII hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                                       XI

         The Guarantor covenants and agrees with the several Underwriters that the Guarantor will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Guarantor's and the Trust's counsel and accountants in connection with the registration of the Securities under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and to dealers; (ii) the cost of printing this Agreement and any Blue Sky and legal investment memoranda; (iii) all expenses in connection with the qualification of the Offered Securities for offering and sale under state securities laws as provided in Section VI hereof, including the fees and disbursements of counsel in connection with such qualification and in connection with the preparation of any Blue Sky memorandum or any Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Trust Agreement and the Securities; (vii) the fees and expenses incident to any Overallotment Options which are not otherwise specifically provided for in this section; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section XI. It is understood, however, that, except as provided in this
Section XI and Sections VIII and XII hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Offered Securities by them and any advertising expenses connected with any offers they may make.

                                      XII

         If the Underwriting Agreement shall be terminated by the Underwriters or any of them, because of any failure or refusal on the part of the Guarantor or the Trust to comply with the terms or to fulfill any of the conditions of the Underwriting Agreement, or if for any reason the Guarantor or the Trust shall be unable to perform its obligations under the Underwriting Agreement except pursuant to Article X hereof, the Guarantor will reimburse the Underwriters or such Underwriters as have so terminated the Underwriting Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with the Offered Securities.

                                      XIII

         In all dealings hereunder, the Representatives of the Underwriters of Offered Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the representatives, if any, as may be designated for such purpose hereunder.

         All statements, requests, notices and agreements hereunder shall be in writing or by telegram if promptly confirmed in writing, and if to the Underwriters shall be sufficient in all respects if delivered or sent by registered mail to the address of the principal offices of the Representatives and if to the Guarantor or the Trust shall be sufficient in all respects if delivered or sent by registered mail to the address of the Guarantor set forth in the Registration Statement, Attention: Treasurer; provided, however, that any notice to an Underwriter pursuant to Section VIII hereof shall be delivered or sent by registered mail to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Underwriters' Questionnaire, which address will be supplied to the Guarantor by the Representatives upon request.

                                      XIV

         This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Guarantor, the Trust and, to the extent provided in
Section VIII hereof, the officers and directors of the Guarantor, the Trust and each person who controls the Guarantor or the Trust or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Offered Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

                                       XV

         Time shall be of the essence of this Agreement.

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         This Agreement and the rights and obligations of the parties created hereby shall be governed by the laws of the State of New York.

                                                                       Exhibit A

               Opinion of Counsel for the Trust and the Guarantor

         The opinion or opinions of Squire, Sanders & Dempsey L.L.P., counsel for the Trust and the Guarantor, to be delivered pursuant to Section V(b) of the Agreement, shall be to the following effect (all terms used herein which are defined in the Agreement have the meanings set forth therein):

                  (i) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                  (ii) The Guarantor has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus.

                  (iii) U.S. Bank National Association has been duly incorporated and is validly existing as a national banking association in good standing under the laws of the United States, and has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus.

                  (iv) The Underwriting Agreement has been duly authorized, executed and delivered by the Guarantor and the Trust.

                  (v) Each of the Trust Agreement, the Indenture, and the Guarantee has been duly and validly authorized, executed and delivered by the Guarantor and constitutes a valid and binding agreement of the Guarantor, enforceable in accordance with its terms, subject to (A) applicable bankruptcy, insolvency reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect, and (B) general principles of equity, regardless of whether considered in a proceeding in equity or at law and an implied covenant of good faith and fair dealing. Each of the Trust Agreement, the Guarantee and the Indenture has been duly qualified under the Trust Indenture Act.

                  (vi) The Junior Subordinated Debentures have been duly and validly authorized by all necessary corporate action and, when authenticated by the Debenture Trustee, executed, issued and delivered in the manner provided in the Indenture, will constitute valid and binding obligations of the Guarantor, entitled to the benefits of the Indenture and enforceable against the Guarantor in accordance with their terms, subject to (A) applicable bankruptcy, insolvency reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect, and
         (B) general principles of equity, regardless of whether considered in a proceeding in equity or at law and an implied covenant of good faith and fair dealing.

                  (vii) The statements in the Basic Prospectus under the captions "Description of Junior Subordinated Debt Securities," "Description of Capital Securities," "Description of the Guarantee" and "Relationship among the Capital Securities, the Corresponding Junior Subordinated Debt Securities and the Guarantees" and the statements in the Prospectus Supplement under the captions "Certain Terms of the



                                    - A-1 -

         Capital Securities," "Certain Terms of the Junior Subordinated Debentures" and "Relationship Among the Capital Securities, the Junior Subordinated Debentures and the Guarantee," insofar as these statements are descriptions of contracts, agreements or other legal documents or describe federal statutes, rules and regulations, are in all material respects accurate summaries of the matters referred to therein.

                  (viii) The Exchange Act reports incorporated by reference into the Registration Statement (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they were so filed, as of its date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

                  (ix) The Registration Statement, as of its effective date, and the Prospectus, as of its issue date (other than financial statements and related schedules therein, as to which such counsel need express no opinion), complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder.

                  (x) Neither the Trust nor the Guarantor is, and after giving effect to the application of proceeds from the offering of the Securities as contemplated in the Prospectus, will be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (xi) No consent, approval, license, authorization, or order of any court or governmental authority or agency is required in connection with the issuance or sale of the Securities, the Junior Subordinated Debentures or the Guarantee, except such as may be required under state securities or Blue Sky laws.

                  (xii) No consent, approval, license, authorization, or order of any federal or Delaware court or federal or Delaware government authority or agency is required for the performance by the Trust and the Guarantor of their obligations under this Agreement or the consummation of the transactions contemplated hereby.

                  (xiii) To the best of such counsel's knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Prospectus or filed as exhibits to the Registration Statement other than those described or referred to therein or incorporated by reference and the description thereof or references thereto are correct.

                  (xiv) The execution and delivery of the Underwriting Agreement, the Trust Agreement, the Guarantee, the Indenture, the issuance of the Guarantee and the Junior Subordinated Debentures, and the consummation of the transactions contemplated herein and therein, and the performance of the obligations hereunder and thereunder will not result in a violation of any federal or state law nor will such action result in any violation of the provisions of the charter or bylaws of the Guarantor.



                                    - A-2 -

                  (xv) The execution and delivery of the Underwriting Agreement by the Trust and the performance by the Trust of its obligations hereunder, the issuance and sale of the Securities and the Common Securities by the Trust and the consummation of the other transactions contemplated hereby will not violate any provision of federal law or, to the best knowledge of such counsel, any agreement or instrument binding upon the Trust or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Trust, except such contravention as would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Trust.

                  (xvi) Upon payment for, and delivery of, the Securities to be sold by the Guarantor under the Underwriting Agreement in accordance with the terms hereof, the Underwriters will acquire all of the rights of the Guarantor in the Securities and will also acquire the interest of the Guarantor in the Securities free of any adverse claim (within the meaning of the Uniform Commercial Code), assuming that the Underwriters have no notice of any such adverse claim.

         Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to the Guarantor in connection with the preparation of the Registration Statement, the Prospectus and the documents incorporated by reference therein, and in the course of preparation of those documents such counsel has participated in conferences with representatives of the Guarantor and with representatives of PricewaterhouseCoopers LLP and (y) based upon such counsel's examination of the Registration Statement, the Prospectus and the documents incorporated by reference therein, such counsel's investigations made in connection with the preparation of the Registration Statement, the Prospectus and the documents incorporated by reference therein and such counsel's participation in the conferences referred to above, such counsel has no reason to believe that (other than the financial statements, schedules and other financial data included therein as to which no statement need be rendered) the Registration Statement, as of its effective date and as of the date of the Annual Report on Form 10-K of the Guarantor for the fiscal year ended December 31, 2000 (including such documents incorporated by reference), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (including such documents incorporated by reference) , as of its date and as of the Closing Date, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.


                                    - A-3 -

                                                                       Exhibit B

                   Opinion of General Counsel of the Guarantor

         The opinion of the General Counsel of the Guarantor, to be delivered pursuant to Section V(c) of the Agreement, shall be to the following effect (all terms used herein which are defined in the Agreement have the meanings set forth therein):

                  (i) The Guarantor is duly qualified to do business as a foreign corporation and is in good standing in each U.S. jurisdiction in which its ownership or lease of substantial properties or the conduct of its business requires such qualification, except where the failure so to qualify would not have a material adverse effect on the Guarantor and its subsidiaries, taken as a whole.

                  (ii) U.S. Bank National Association is lawfully able to transact business in each jurisdiction in which it owns or leases substantial properties or conducts business, except for the jurisdictions in which the failure to be lawfully able to conduct business would not have a material adverse effect on U.S. Bank National Association and its subsidiaries, taken as a whole.

                  (iii) There are no pending or, to the best of the knowledge of such counsel, overtly threatened lawsuits or claims against the Guarantor or its subsidiaries which are required to be disclosed in the Prospectus that are not disclosed as required.

                  (iv) To the best of the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened against the Trust or to which the Trust or any of its property is subject, that are required to be described in the Prospectus that are not described as required and there are no agreements, contracts, indentures, leases or other instruments of the Trust that are required to be described in the Prospectus that are not described as required.

                  (v) The execution and delivery of the Underwriting Agreement, the Trust Agreement, the Guarantee, the Indenture, the issuance of the Guarantee and the Junior Subordinated Debentures, and the consummation of the transactions contemplated herein and therein, and the performance of the obligations thereunder will not conflict with or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Guarantor or any subsidiary pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Guarantor or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Guarantor or any of its subsidiaries is subject and that is material to the Guarantor and its subsidiaries, taken as a whole.


                                    - B-1 -

                                                                       Exhibit C


          Opinion of Special Tax Counsel of the Trust and the Guarantor

         The statements set forth in the Prospectus under the caption "United States Federal Income Tax Consequences," insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects. In addition, the opinion or opinions of Squire, Sanders & Dempsey LLP, to be delivered pursuant to Section V(e) of the Agreement, shall confirm the opinions set forth in the Prospectus under the caption "United States Federal Income Tax Consequences."



                                     - C-1 -

                                                                       Exhibit D


       Opinion of Special Delaware Counsel for the Trust and the Guarantor

         The opinion or opinions of Richards, Layton & Finger, P.A., special Delaware counsel for the Trust and the Guarantor, to be delivered pursuant to
Section V(f) of the Agreement, shall be to the following effect (all terms used herein which are defined in the Agreement have the meanings set forth therein):

                  (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

                  (ii) Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the trust power and authority (A) to execute and deliver, and to perform its obligations under, the Underwriting Agreement, (B) to issue and perform its obligations under the Securities and the Common Securities and (C) to own its property and conduct its business, all as described in the Prospectus.

                  (iii) Under the Delaware Business Trust Act and the Trust Agreement, (A) the execution and delivery by the Trust of the Underwriting Agreement and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust and (B) the Guarantor is authorized to execute and deliver the Underwriting Agreement on behalf of the Trust.

                  (iv) The Trust Agreement constitutes a valid and binding obligation of the Guarantor and each trustee of the Trust, and is enforceable against the Guarantor and each trustee of the Trust, in accordance with its terms.

                  (v) The Common Securities have been duly authorized by the Trust Agreement and, when issued and delivered by the Trust to the Guarantor in exchange for the Junior Subordinated Debentures as described in the Prospectus, will be duly and validly issued and, subject to the qualifications set forth in this paragraph (v), will be fully paid undivided beneficial interests in the assets of the Trust. We note that the holder of the Common Securities may be obligated, pursuant to the Trust Agreement, (A) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of the certificates representing the Common Securities and the issuance of replacement certificates representing the Common Securities, (B) to provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement and
         (C) will be liable for the debts and obligations of the Trust to the extent provided in Section 9.1 of the Trust Agreement.

                  (vi) The Securities have been duly authorized by the Trust Agreement and, when issued and delivered by the Trust to the Guarantor in exchange for the Junior Subordinated Debentures as described in the Prospectus, will be duly and validly issued and, subject to the qualifications set forth in this paragraph (vi), will be fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will be entitled to the benefits of the Trust Agreement. The


                                     - D-1 -
         holders of the Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that such holders may be obligated, pursuant to the Trust Agreement, (A) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of the certificates representing the Securities and the issuance of replacement certificates representing the Securities, and (B) to provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement.

                  (vii) Under the Delaware Business Trust Act and the Trust Agreement, (A) the issuance of the Securities and the Common Securities is not subject to preemptive or other similar rights and (B) the Trust is not authorized to issue any securities other than the Securities and the Common Securities.

                  (viii) The issuance and sale by the Trust of the Securities and the Common Securities, the execution, delivery and performance by the Trust of the Underwriting Agreement, the consummation by the Trust of the transactions contemplated thereby and compliance by the Trust with its obligations thereunder, (A) do not violate (I) any of the provisions of the Certificate of Trust of the Trust or the Trust Agreement or (II) any applicable Delaware law or administrative regulation thereunder which is applicable to the Trust, and (B) do not require any consent, approval, license, authorization or validation of, or filing or registration with, any Delaware legislative, administrative or regulatory body under the laws or administrative regulations of the State of Delaware.

                  (ix) Assuming that the Trust is treated as a grantor trust under the Internal Revenue Code of 1986, as amended, the holders of the Securities (other than those holders of Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.


                                     - D-2 -

                                                                       Exhibit E


                       Letter from PricewaterhouseCoopers

         The Letter of PricewaterhouseCoopers to be delivered pursuant to
Section V(g) of the Agreement shall be to the following effect (all terms used herein which are defined in the Agreement have the meanings set forth therein):

                  (i) They are independent public accountants with respect to the Guarantor and its subsidiaries within the meaning of the Securities Act and the applicable published rules and regulations thereunder.

                  (ii) In their opinion, the consolidated financial statements and schedules audited by them and included in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act, the Exchange Act, as applicable, and the published rules and regulations thereunder.

                  (iii) They have made a review of any unaudited consolidated financial statements included in the Prospectus in accordance with standards established by the American Institute of Certified Public Accountants, as indicated in their report or reports attached to such letter.

                  (iv) On the basis of the review referred to in (iii) and a reading of the latest available interim financial statements of the Guarantor and its consolidated subsidiaries, inspection of the minute books of the Guarantor and U.S. Bank National Association since the date of the balance sheet included in the Guarantor's most recent audited financial statements, inquiries of officials of the Guarantor responsible for financial and accounting matters and other procedures, nothing came to their attention that caused them to believe that the unaudited financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act, the Exchange Act, and the published rules and regulations thereunder or that the unaudited financial statements are not presented in conformity with generally accepted accounting principles applied on a basis consistent in all material respects with that of the audited financial statements included in the Prospectus.

                  (v) They have performed specified procedures, not constituting an audit, including a reading of the latest available interim financial statements of the Guarantor and its consolidated subsidiaries, a reading of the minute books of the Guarantor and U.S. Bank National Association since the date of the balance sheet included in the Guarantor's most recent audited financial statements, inquiries of officials of the Guarantor responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, and on the basis of such inquiries and procedures nothing came to their attention that caused them to believe that:

                           (A) at the date of the latest available consolidated
                  balance sheet read by such accountants, or at a subsequent specified date not more than five days prior to the date of delivery of such letter, there was any change in the capital stock of the Guarantor and its consolidated subsidiaries, any increase in long-term debt of the Guarantor and its consolidated subsidiaries or any decreases in allowance for credit loss or consolidated common shareholders' equity of the


                                     - E-1 -

                  Guarantor and its consolidated subsidiaries, in each case as compared with amounts shown in the most recent consolidated balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; or

                           (B) for the period from the date of the latest income
                  statement included in the Prospectus to the closing date of the latest available income statement read by such accountants, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net income, consolidated net interest income before the provision for credit losses, consolidated net interest income after the provision for loan losses or in the ratio of earnings to fixed charges, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter.

                  (vi) They have compared certain agreed dollar amounts (or percentages derived from such dollar amounts) and other financial information included in the Prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Guarantor and its subsidiaries subject to the internal controls of the Guarantor's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter, and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

         All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Prospectus for purposes of this Exhibit E.



                                     - E-2 -